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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2007 (January 26, 2007)

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FIRST FARMERS AND MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	0-10972	62-1148660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
816 South Garden Street Columbia, Tennessee	38402-1148
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code    (931) 388-3145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

            First Farmers and Merchants Bank (the "Bank"), a wholly-owned subsidiary of First Farmers and Merchants Corporation (the "Corporation"), entered into a benefits agreement with each of Thomas Randall Stevens, the Bank's and the Corporation's Chairman and Chief Executive Officer, on January 26, 2007, and John P. Tomlinson, III, the Bank's and the Corporation's President, on January 29, 2007.

            Pursuant to the benefits agreements, Mr. Stevens and Mr. Tomlinson (each, an "Executive"), and each Executive's family or surviving spouse in certain circumstances, will receive certain post-retirement medical benefits.  Furthermore, the Bank will provide life insurance for each Executive in the amount of $12,500.  In order to receive the post-retirement medical benefits and life insurance, each Executive or surviving spouse, as applicable, must pay the Bank $100 per month during the term of the benefits coverage.

            The information presented in this Item 5.02 does not purport to be complete and is qualified in its entirety by reference to the Form of Benefits Agreement, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

     Item 9.01.  Financial Statements and Exhibits.

     (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits.

            Exhibit 10.1       Form of Benefits Agreement

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FARMERS AND MERCHANTS CORPORATION

Date:  January 30, 2007                                    By:                   /s/ T. Randy Stevens

                                                                        T. Randy Stevens

                                                                        Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Benefits Agreement

EXHIBIT 10.1

FORM OF BENEFITS AGREEMENT

            This BENEFITS AGREEMENT ("Agreement") is made and entered into on the ________ day of _______________________, _________ (the "Effective Date") by and between First Farmers and Merchants Bank ("Company") and ______________________ ("Employee").

W I T N E S S E T H:

            WHEREAS, Employee performs valuable services to Company as [Title];

            WHEREAS, Company provides post-retirement medical and life insurance benefits (collectively, the "Benefits") to certain employees, including Employee, who complete the applicable requirements; and

            WHEREAS, the parties desire to enter into this Agreement confirming the terms on which Company will continue to provide the Benefits with respect to Employee;

            NOW, THEREFORE, based upon the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE I.

MEDICAL BENEFITS AND LIFE INSURANCE

          Section 1.1    Medical Benefits.  In recognition of the unique services Employee has provided to Company, Company shall provide post-retirement medical insurance (the "Medical Benefits") of the type described in Section 1.3 for Employee until the earliest of:

                        (a)        Employee's death;

                        (b)        The date Employee commences employment with another employer that provides medical insurance;

                        (c)         The date Employee violates any noncompetition or nonsolicitation agreement with Company; or

                        (d)        The date Employee fails to pay any premiums required under Section 1.5.

          Section 1.2    Family and Surviving Spouse Benefits.  If Employee had family or spousal coverage at the time of his retirement, the Medical Benefits provided to Employee shall include family or spousal coverage, as applicable, until the earliest of the periods described in Section 1.1.  In addition, if Employee's spouse (the "Spouse") is covered by Company's medical insurance at the time of his death, Company shall provide family coverage to Spouse until the earliest of:

                        (a)        Spouse's death;

                        (b)        Spouse's remarriage; or

                        (c)         The date Spouse fails to pay any premiums required under Section 1.5.

          Section 1.3    Level of Medical Benefits.

                        (a)        Pre-Medicare Benefits.  Prior to the time that Employee or his Spouse (as applicable) becomes Medicare-eligible, the Medical Benefits provided by Company to Employee or Spouse shall be the same or comparable to the medical benefits provided by Company or its successor to regular full-time employees.  If Company terminates its medical benefits for regular full-time employees, the pre-Medicare Medical Benefits provided hereunder shall be the same or comparable to the medical benefits provided to regular full-time employees immediately prior to Company's termination of those benefits.

                        (b)        Post-Medicare Benefits.  When Employee or (if Employee is deceased) his Spouse becomes eligible for Medicare, the Medical Benefits for Employee or Spouse shall consist solely of a Medicare supplement policy (the "Supplement").  Such Supplement shall pay for certain medical expenses not covered (or only partially covered) by Medicare.  The Supplement shall be the same or comparable to (i) the Medicare supplement policy provided by Company to other retirees or, (ii) if Company no longer provides a Medicare supplement policy to other retirees, the Medicare supplement policy sponsored by Company immediately prior to termination of those benefits.

                        (c)         Source of Benefits.  Medical Benefits hereunder may be provided, in the sole discretion of Company, under the First Farmers and Merchants Bank Group Health Insurance Plan or otherwise.  Employee agrees to take any reasonable actions requested by Company to assist Company in providing such Medical Benefits, including but not limited to submitting to health screenings, completing insurance applications and/or electing continuation coverage under COBRA.

            Section 1.4    Life Insurance.  In addition to the Medical Benefits described above, Company shall provide life insurance for Employee in the amount of $12,500 until the earliest of:

                        (a)        Employee's death;

                        (b)        The date Employee commences employment with another employer that provides life insurance;

                        (c)         The date Employee violates any noncompetition or nonsolicitation agreement with Company; or

                        (d)        The date Employee fails to pay any premiums required under Section 1.5.

            Section 1.5    Premium Payments.  In order to receive the benefits described in Sections 1.1 through 1.4, Employee or his Spouse must pay Company $100 per month no later than the 15th day of each month during the term of such coverage.

ARTICLE II.

TERM OF AGREEMENT

            This Agreement shall continue in full force and effect commencing on the Effective Date and shall not terminate until all coverage requirements described in Article I herein are satisfied.

ARTICLE III. GENERAL TERMS

            Section 3.1    Notices. Any and all notices, designations, consents, offers, acceptances, or any other communication provided for herein shall be given in writing by registered or certified mail which shall be addressed, in the case of Company, to its office in Columbia, Tennessee, and in the case of Employee, to his address appearing on the books of Company, or to his residence, or to such other address as may be designated by him. Each such notice shall be deemed given at the time it is delivered.

            Section 3.2    Withholding; No Offset. All payments required to be made by Company under this Agreement to Employee will be subject to the withholding of such amounts, if any, relating to federal, state and local taxes as may be required by law. No payment under this Agreement will be subject to offset or reduction attributable to any amount Employee may owe to Company or any other person, except as required by law.

            Section 3.3    Entire Agreement; Modification. This Agreement constitutes the complete and entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements between the parties. The parties have executed this Agreement based upon the express terms and provisions set forth herein and have not relied on any communications or representations, oral or written, which are not set forth in this Agreement.

            Section 3.4    Amendment. The covenants or provisions of this Agreement may not be modified by any subsequent agreement unless the modifying agreement: (i) is in writing; (ii) contains an express provision referencing this Agreement; (iii) is signed and executed on behalf of Company by an officer of Company other than Employee; and (iv) is signed by Employee.

            Section 3.5    Choice of Law. This Agreement and the performance hereof will be construed and governed in accordance with the laws of the State of Tennessee, without regard to its choice of law principles.

            Section 3.6    Personal Rights. The obligations, duties and responsibilities of Employee under this Agreement are personal and shall not be assignable. In the event of Employee's death or disability, this Agreement shall be enforceable by Employee's estate, executors or legal representatives.

            Section 3.7    Waiver of Provisions. Any waiver of any terms and conditions hereof must be in writing and signed by the parties hereto. The waiver of any of the terms and conditions of this Agreement shall not be construed as a waiver of any subsequent breach of the same or any other terms and conditions hereof.

            Section 3.8    Counterparts. This Agreement may be executed in multiple counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument.

            Section 3.9    Effect on Employment and Medical Plan.  This Agreement shall not confer upon Employee any right to continue in the employ of Company or in any way affect any right and power of Company to terminate Employee's employment, nor shall it limit Company's ability to amend or terminate the First Farmers and Merchants Bank Group Health Insurance Plan or any other plan or program.  In addition, this Agreement shall not require Company to provide post-termination medical or life insurance benefits to any person other than Employee except as provided in this Agreement.

            Section 3.10  Binding on Successors.  This Agreement shall be binding on all successors to Company and Company agrees not to consummate any sale or acquisition unless the succeeding or continuing organization shall assume all obligations and liabilities set forth herein.

IN WITNESS WHEREOF, Company and Employee have caused this Agreement to be executed and effective on the day and year first written above.

COMPANY:

FIRST FARMERS AND MERCHANTS BANK

By:

Its:

EMPLOYEE: